Exhibit 10.1

CONSENT

Dated as of April 30, 2008

THIS CONSENT (this “Consent”) is made as of April 30, 2008 by and among Cartus Corporation, a Delaware corporation (“Cartus”), Cartus Financial Corporation, a Delaware corporation (the “CFC”), Apple Ridge Services Corporation, a Delaware corporation (“ARSC”), Apple Ridge Funding LLC, a Delaware limited liability company (the “Issuer”) and the Noteholders signatory hereto. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Indenture referred to below.

WHEREAS, the Issuer and The Bank of New York (“BNY”), a New York state banking corporation, as Indenture Trustee (in such capacity, the “Indenture Trustee”), Paying Agent, Authentication Agent and Transfer Agent and Registrar, have entered into that certain Master Indenture, dated as of April 25, 2000 (as supplemented by that certain Amended and Restated Series 2007-1 Indenture Supplement, dated as of April 10, 2007 and amended and restated as of July 6, 2007, by and among the Issuer and BNY, as Indenture Trustee, Paying Agent, Authentication Agent and Transfer Agent and Registrar, and as further amended, restated, supplemented or otherwise modified, the “Indenture”);

WHEREAS, the Issuer acquires Pledged Assets from time to time from ARSC, pursuant to that certain Transfer and Servicing Agreement, dated as of April 25, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Transfer and Servicing Agreement”), by and among ARSC, as Transferor, Cartus, as Originator and Servicer, CFC, as Originator, the Issuer, as Transferee, and the Indenture Trustee;

WHEREAS, ARSC acquires Pledged Assets for sale to the Issuer from CFC pursuant to that certain Receivables Purchase Agreement, dated as of April 25, 2000, by and among ARSC, as Buyer, and CFC, as Seller;

WHEREAS, CFC either originates such Pledged Assets or acquires them from Cartus pursuant to that certain Purchase Agreement, dated as of April 25, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and among Cartus, as Seller, and CFC, as Buyer;

WHEREAS, each of Cartus and CFC desires to sell and each of ARSC and the Issuer desires to acquire certain Receivables, the Obligor of which is the Army and Air Force Exchange Service (the “AAFES”, and such Receivables, “AAFES Receivables”);

WHEREAS, in order for AAFES to be included as an Eligible Governmental Obligor (as defined in the Purchase Agreement) it is a requirement under the Purchase Agreement that CFC, the Issuer and the Majority Investors consent to such inclusion; and

WHEREAS, CFC, Cartus, ARSC and the Issuer have therefore requested that the Noteholders signatory hereto consent to the inclusion of AAFES as an Eligible Governmental Obligor, and the parties hereto have agreed to grant such consent on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to the following:

1. Consent. Subject to the satisfaction of the condition precedent set forth in Section 2 below, each of Cartus, CFC, ARSC, the Issuer and the Noteholders signatory hereto hereby consent to the inclusion of AAFES as an Eligible Governmental Obligor at such time as AAFES becomes a party to a Guaranteed Government Contract (as defined in the Purchase Agreement).

2. Effectiveness of this Consent; Condition Precedent. The provisions of Section 1 of this Consent shall be deemed to have become effective as of the date first written above (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the receipt by Calyon New York Branch, as Administrative Agent under the Note Purchase Agreement, of the executed counterparts of this Consent executed by Cartus, CFC, ARSC, the Issuer and the Noteholders who hold as of the date hereof Notes evidencing more than 50% of the Outstanding Amount.

3. Representations and Warranties.

(a) Each of the parties hereto represents and warrants that this Consent constitutes its legal, valid and binding obligation, enforceable against such party in accordance with the terms thereof.

(b) Each of the Issuer and Cartus (in its capacity as the Servicer) hereby represents and warrants that, as of the date of this Consent, no Amortization Event, Servicer Default (as defined in the Transfer and Servicing Agreement) or Event of Default, or event that with the giving of notice or lapse of time or both would constitute such an Amortization Event, Servicer Default or Event of Default has occurred and is continuing.

4. Effect on the Transaction Documents.

(a) Upon the effectiveness hereof and subject to it becoming a party to a Guaranteed Government Contract, AAFES shall constitute an “Eligible Governmental Obligor” as defined in the Purchase Agreement and as referenced in any of the Transaction Documents.

(b) Except for the inclusion of AAFES as an Eligible Governmental Obligor upon AAFES becoming a party to a Guaranteed Government Contract, the execution, delivery and effectiveness of this Consent shall not in any way constitute an amendment, modification or waiver of any of the terms or conditions of any of the Transaction Documents (including, without limitation, the definitions of the terms “Eligible Contract”, “Eligible Obligor” and “Eligible Receivable”, as such terms are defined in any of the Transaction Documents), and shall not relax any requirements for determining whether any AAFES Receivables otherwise satisfy the definition of Eligible Receivables.

5. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICTS AND LAWS PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

6. Counterparts. This Consent may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties. Delivery of an executed counterpart of the signature page to this Consent by telecopy shall be effective as delivery of a manually executed counterpart of the signature page to this Consent.

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent has been duly executed as of the day and year first above written.

CARTUS CORPORATION

By:	/s/ Eric J. Barnes
Name:	Eric J. Barnes
Title:	SVP, CFO

CARTUS FINANCIAL CORPORATION

By:	/s/ Eric J. Barnes
Name:	Eric J. Barnes
Title:	SVP, CFO

APPLE RIDGE FUNDING LLC

By:	/s/ Eric J. Barnes
Name:	Eric J. Barnes
Title:	SVP, CFO

APPLE RIDGE SERVICES CORPORATION

By:	/s/ Eric J. Barnes
Name:	Eric J. Barnes
Title:	SVP, CFO

[Signature Page to Consent]

CALYON NEW YORK BRANCH, as a Managing Agent

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

CALYON NEW YORK BRANCH, as a Committed Purchaser

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Purchaser

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

[Signature Page to Consent]

LAFAYETTE ASSET SECURITIZATION LLC, as a Conduit Purchaser

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Kourmpetis
Title:	Managing Director

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

[Signature Page to Consent]

MIZUHO CORPORATE BANK, LTD., as a Managing Agent

By:	/s/ Jams R. Fayen
Name:	James R. Fayen
Title:	Deputy General Manager

WORKING CAPITAL MANAGEMENT CO. L.P., as a Conduit Purchaser and as a Committed Purchaser

By:	/s/ Hiroyuki Kasama
Name:	Hiroyuki Kasama
Title:	Senior Vice President

[Signature Page to Consent]

THE BANK OF NOVA SCOTIA, as a Committed Purchaser and as a Managing Agent

By:	/s/ Michael Eden
Name:	Michael Eden
Title:	Director

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:	/s/ John M. DeMitt
Name:	John M. DeMitt
Title:	Vice President

[Signature Page to Consent]

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, as a Managing Agent

By:	/s/ Robert Fleisher
Name:	Robert Fleisher
Title:	Director

BAYERISCHE HYPO-UND VEREINSBANK AG, NEW YORK BRANCH, as a Committed Purchaser

By:	/s/ Paul Gex
Name:	Paul Gex
Title:	Director

BLACK FOREST FUNDING CORP., as a Conduit Purchaser

By:	/s/ Philip A. Martone
Name:	Philip A. Martone
Title:	Vice President

[Signature Page to Consent]

SMBC SECURITIES, INC., as a Managing Agent

By:	/s/ Matthew Finch
Name:	Matthew Finch
Title:	Attorney-in-fact

SUMITOMO MITSUI BANKING CORPORATION, as a Committed Purchaser

By:	/s/ Leo E. Pagarigan
Name:	Leo E. Pagarigan
Title:	General Manager

MANHATTAN ASSET FUNDING COMPANY LLC, as a Conduit Purchaser

	By:	MAF RECEIVABLES CORP., its Member

By:	/s/ Philip A. Martone
Name:	Philip A. Martone
Title:	Vice President

[Signature Page to Consent]